UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 23, 2003

DATE OF REPORT

(Date of Earliest Event Reported)

DRUGSTORE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-26137	04-3416255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13920 SOUTHEAST EASTGATE WAY, SUITE 300,

BELLEVUE, WASHINGTON 98005

(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200

(Registrant’s Telephone Number, Including Area Code)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated July 23, 2003

Item 9.    Regulation FD Disclosure and Disclosure Under Item 12

On July 23, 2003, drugstore.com, inc. issued a press release to report its financial results for the fiscal quarter ended June 30, 2003 and certain other information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUGSTORE.COM, INC. (Registrant)

Date:	July 23, 2003	By:	/s/ BOB BARTON
Robert A. Barton Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 23, 2003